Applied Finance Core Fund

Investor Class Ticker: AFALX

Institutional Class Ticker: AFAZX

Applied Finance Explorer Fund

Investor Class Ticker: AFDVX

Institutional Class Ticker: AFDZX

Applied Finance Select Fund

Investor Class Ticker: AFVLX

Institutional Class Ticker: AFVZX

Supplement dated February 24, 2022
to the Prospectus and Statement of Additional Information dated August 31, 2021
(as supplemented from time to time)

Important Notice Regarding a Change in Principal Underwriter

At the August 24, 2021 Board of Trustees (“Board”) Meeting, the Board approved Foreside Fund Services, LLC as the new Principal Underwriter (“Foreside” or “Distributor”) for the Applied Finance Core Fund, Applied Finance Explorer Fund and the Applied Finance Select Fund (the “Applied Finance Funds”).

Effective December 1, 2021, Foreside replaced First Dominion Capital Corp. (“FDCC”) as the Applied Finance Funds’ Distributor. All references in the Applied Finance Funds’ Prospectus and Statement of Additional Information to FDCC are removed in their entirety as it relates to providing ongoing distribution services to the Applied Finance Funds and replaced with Foreside in the capacities described herein.

If you have questions or need assistance, please contact your financial advisor directly or the Applied Finance Funds toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE